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                 SUBSCRIPTION DOCUMENT C [POOL 3 - NEW MEMBERS]
                          DAKOTA GROWERS PASTA COMPANY
                     A NORTH DAKOTA COOPERATIVE ASSOCIATION
                           APPLICATION FOR MEMBERSHIP
                           AND SUBSCRIPTION AGREEMENT

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NAME AND ADDRESS OF SUBSCRIBER                 ONE SHARE OF MEMBERSHIP STOCK:
                                               $125.00
                                               NUMBER OF SHARES OF EQUITY STOCK THE
                                               SUBSCRIBER DESIRES TO PURCHASE:
                                               (Minimum Purchase = 1,500 shares)

PLEASE COMPLETE AND MAIL OR DELIVER WITH       DAKOTA GROWERS PASTA COMPANY
PAYMENT TO:                                    ONE PASTA AVENUE, P.O. BOX 21
                                               CARRINGTON, ND 58421-0021
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    The undersigned hereby applies for membership and subscribes for and agrees to purchase one (1) share of Membership Stock, at a price of $125.00 per share, and that number of shares of Equity Stock of Dakota Growers Pasta Company (the
"Company") listed above, at a price of $         per Equity Share.

    The undersigned understands that the share of Membership Stock and the number of Equity Shares requested will be available only if all Equity Shares offered by the Company are not purchased by existing members in Pool 1 and Pool
2. In the event that the number of Equity Shares requested by subscribers exceeds the number of Equity Shares available in Pool 3, then all subscribers shall receive the first 1,500 of their requested shares of Equity Stock. The Company will then allocate the remaining shares of Equity Stock on a pro rata basis based on the number of shares of Equity Stock requested in excess of 1,500. If the number of available shares of Equity Stock in Pool 3 is insufficient for each subscriber to receive the first 1,500 shares of Equity Stock requested, then the Company will conduct a random drawing to determine the purchasers of shares in Pool 3. Please review the "Plan of Distribution" section
of the Prospectus dated November   , 1998 for a full description of the
distribution process. The undersigned agrees to purchase that number of Equity Shares as determined in accordance with the Plan of Distribution, even if less than the number of shares requested.

    With the return of this completed Subscription Agreement, the undersigned must pay the full purchase price for the number of Equity Shares desired to be purchased hereunder. The completed Subscription Agreement and the accompanying payment must be received by the Company at its corporate offices on or before 5:00 P.M., February 28, 1999. Subscription Agreements and accompanying payments that are received by the Company after that date, but which are postmarked on or before February 28, 1999, will be deemed to be timely received.

    The undersigned hereby declares and represents to the Company that:

     1. The undersigned has authority to execute the Subscription Agreement on the behalf of the subscriber.

     2. The undersigned is a resident of North Dakota or Minnesota.

     3. The subscription is for the undersigned's own account and not for the purpose of redistributing the stock to others.

     4. The subscriber is an agricultural producer, which includes tenants of land used for the production of agricultural products and lessors who receive as rent a part of the produce of such land.

     5. The undersigned has been given the opportunity to review the Company's Bylaws and Articles of Association and agrees to be bound by them in all respects and consents to include all qualified
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        allocated patronage dividends and per unit retains (both cash and certificate) as income for income tax purposes.

     6. The subscriber agrees to comply with all present and future eligibility requirements for membership and to abide by rules and policies of uniform application as adopted by the Board of Directors.

     7. The subscriber acknowledges that a member may be expelled from membership in the Company should it be determined that such member is not qualified for membership as provided for in the Bylaws of the Company.

     8. The Prospectus dated November   , 1998, has been received and read in
        its entirety and the undersigned's decision to purchase Membership Stock and Equity Stock is based solely on the information and representations contained therein. The undersigned recognizes that ownership of the securities involve various risk factors including those discussed in the Prospectus. This representation does not constitute a waiver of the undersigned's rights under the Securities Act of 1933.

                               GROWERS AGREEMENT

    BY THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT, AND UPON ITS FULL OR PARTIAL ACCEPTANCE BY THE COMPANY, THE UNDERSIGNED IS ALSO DEEMED TO HAVE EXECUTED THE GROWERS AGREEMENT, AND AGREES TO BE BOUND IN ALL RESPECTS BY THAT GROWERS AGREEMENT TO THE SAME EFFECT AND PURPOSE AS IF THE UNDERSIGNED'S SIGNATURE WAS APPLIED TO THAT AGREEMENT. SAID GROWERS AGREEMENT IS CONTAINED IN
THE COMPANY'S REGISTRATION STATEMENT (FILE NO. 333-     ) DECLARED EFFECTIVE BY
THE SEC ON NOVEMBER   , 1998, AND IS BY THIS REFERENCE INCORPORATED INTO THIS
SUBSCRIPTION AGREEMENT AND MADE A PART HEREOF.

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                                PAYMENT DUE NOW

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
$          (Number of Equity Shares Requested    X          $ per Equity Share)
$125       1 Share of Membership Stock
$          Total Payment Enclosed
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Make check payable to Dakota Growers Pasta Company Escrow Account

    The full payment hereunder will be held in escrow with First American Bank West until the Company has completed the Pool 1 and Pool 2 distribution and determined the final allocation of shares to Pool 3 subscribers. In the event that no shares are issued to the undersigned, the entire payment made to the Company hereunder will be refunded, without interest, to the subscriber within five (5) days of the date that the Company has completed its plan of distribution.

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    The subscription has been signed by the undersigned at
____________________________, ___________________________ on ____________, 1998.

(City/Town)                     (State)                      (Month and Day)

    INSTRUCTIONS: If the prospective members are co-owners or joint owners, each should sign. If the prospective member is a corporation, limited liability company, or other legal entity, an officer should sign and give his title. If the prospective member is a partnership, the authorized partner should sign and give his title.

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
                 (signature)                                      (title)

                 (signature)                                      (title)
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    ACCEPTANCE. The above Application for Membership and Subscription Agreement for ______ shares of Equity Stock and one (1) share of Membership Stock is accepted as of this __ day of ___________, 1998.

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
                                DAKOTA GROWERS PASTA COMPANY

                                By
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                                Its
                                     ------------------------------------------
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